Exhibit 10.2
GENERAL MILLS, INC.
STOCK OPTION AWARD

AGREEMENT
OPTIONEE: [Officer]
PERNR:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"), and is subject to the terms
and conditions contained

in the Plan document

and this Stock Option

Award

Agreement (“Agreement”).

The Optionee:
(i) acknowledges receipt of a copy of the Plan and

Plan prospectus, (ii) represents that the Optionee has carefully read and is familiar

with the provisions

of this Agreement

and the Plan,

and (iii) hereby

accepts the Stock

Option subject to

all of
the terms and conditions

set forth herein, and in

the Plan.

If the Optionee does

not wish to receive the

Stock Option and/or
does not consent and agree to the

terms and conditions on which the

Stock Option is offered, as set forth

in this Agreement
and the Plan, then the Optionee must reject this Award via the website of the Company’s designated broker,

no later than
60

days

following

the

Grant

Date.

If

the

Optionee

rejects

this

Award,

this

Award

will

immediately

be

forfeited

and
cancelled.

The Optionee’s exercise of this

Award will also constitute the Optionee’s acceptance

of this Award and all

terms
and conditions of this Award,

as set forth in this Agreement and the Plan.
THIS AWARD,

dated on

the below

Grant Date,

is made

by General

Mills, Inc.,

(the "Company"),

and made

to the

person
named above (the "Optionee" or referred to

as “I”, “you”, or “my”) (“Award”).
1.
Award

of Stock Option
. The Company

grants to the

Optionee under the

Plan the following

non-qualified option

to purchase
the Company's common

stock, par value

USD 0.10 per

share (“Common Stock”).

The option granted

pursuant to this

Agreement
is referred to as the “Stock Option” and subject to the terms in this Agreement.

Except as otherwise defined herein, capitalized
terms shall have the same meanings ascribed to them under the Plan.
Grant Date:
Expiration Date:
Option Shares:

Exercise price per share:

Type of Stock Option:
2.
Vesting of

Stock Option; Forfeiture.
(a) Vesting Schedule . The Stock Option shall vest and become exercisable in tranches, each tranche having its own 12 month vesting period occurring consecutively,

starting on the Grant Date.

Tranche

Number of Options
Scheduled Date Exercisable
(b)
Forfeiture of

Stock Option
. The

Optionee acknowledges

that the

Stock Options

granted hereunder

are subject

to
forfeiture,

and/or

limited

exercise

period,

if

the

Optionee’s

employment

with

the

Company

or

any

Subsidiary
terminates under certain circumstances, as herein provided.

(i)
Resignation or Termination

for Cause.

If the Optionee’s

employment with the Company

or any Subsidiary or
affiliated

companies

is terminated

at

any time

prior to

the Expiration

Date

by either

(i) resignation,

or (ii)

a
discharge due to

Optionee’s illegal activities, poor

work performance, misconduct

or violation of

the Company’s
Code of

Conduct, policies

or practices,

then, to

the extent

the Option

Shares are

vested as of

the Termination
Date, they shall

expire three (3) months

after the Termination Date (but

in no event

beyond the Expiration Date);
and, if and to the extent the

Option Shares are not vested as of

the Termination Date, the unvested portions shall
for no consideration

be cancelled and

forfeited immediately with

no ability to

be exercised. For

the avoidance
of doubt, “Termination

Date” for purposes of this Award

will be deemed to occur as of the date Optionee is no

longer

actively

providing

services

as

an

employee,

unless

otherwise

determined

by

the Company

in

its

sole
discretion,

and

no

vesting

shall

continue

during

any

notice

period

that

may

be

specified

under

contract

or
applicable law with respect

to such termination, including

any “garden leave” or similar

period, except as may
otherwise be permitted in the Company’s

sole discretion.
(ii)
Involuntary

Termination.

If

the

Optionee’s

employment

with

the

Company

or

any

Subsidiary

or

affiliated
companies terminates involuntarily at

the initiation of the Company for any

reason other than specified in Plan
Section 11

(
Change

in

Control
),

or

(i),

(iv) or

(v)

in

this

section

2,

and

only

upon

the

execution

(without
revoking) of an effective general legal release and such other documents as are satisfactory to the Company, the
unvested Restricted Stock Units that

are in the tranche with a

Scheduled Vesting

Date within 12 months of

the
Termination Date shall vest, in an amount equal to the pro-rata amount based on employment completed during the relevant 12 month tranche vesting

period. All other unvested Restricted Stock

Units shall be forfeited as of
the Termination

Date. All Restricted Stock

Units that vest under

this paragraph shall be

paid on the respective
Scheduled Vesting

Date otherwise applicable to such tranche.
(iii) Death.

If an Optionee dies while

employed with the Company or any Subsidiary or

affiliated companies during
any

applicable vesting

period, this

Award

shall become

fully vested

and exercisable

upon death

and may

be
exercised by

the person

designated as

such Optionee’s

beneficiary or

beneficiaries or,

in the

absence of

such
designation, by the Optionee’s estate. The

Stock Option shall remain exercisable until the Expiration Date.
(iv) Retirement.

If

the

termination

of

employment

is

due

to

the

Optionee’s

retirement

on

or

after

age

55

and
completion

of

at

least

five

(5)

years

of

Company

service,

this

Award’s

tranches

shall

continue

to

vest

and
become exercisable on each respective Scheduled

Date Exercisable, remaining exercisable until

the Expiration
Date. Notwithstanding the above, if the Termination Date is within twelve months of the Grant Date, the Award
shall vest on a pro rata

basis based on employment completed

since grant prior to the

Termination Date

within
the first

year after

Grant Date

and shall

be exercisable

until the

Expiration Date

beginning on

the Scheduled
Date Exercisable for the tranche to which the option belongs. The terms of this paragraph (iv) shall not apply to an Optionee who,

prior to

a Change

of Control, is

terminated for cause

as described in

(b)(i) above; said

Optionee
shall be treated as provided in (b)(i).
(v) Spin-offs and Other Divestitures.

If the termination of employment is due to the divestiture, cessation, transfer, or spin-off

of a

line of

business or

other activity

of the

Company,

the Committee,

in its

sole discretion,

shall
determine the conversion, vesting, or other treatment of the Stock Option.
3. Exercise of the Option.
(a) Method of Exercise
. Optionee may exercise the vested

portion of the Stock Option (provided

the Fair Market Value
of the shares

of Common Stock

exercised exceeds the

exercise price) prior

to the Expiration

Date of the

Stock Option
or such earlier date indicated hereunder by delivering a notice of exercise in such form as may be designated by the
Company from time to time, or making the required

electronic election with the Company’s

designated broker, and
paying

the exercise

price and

any Tax

-Related Items

(as defined

in section

5 below)

and costs

to the

Company’s
stock

plan

administrator

or

such

other

person

as

the

Company

may

designate,

together

with

such

additional
documents as the Company may then require pursuant to the terms of the

Plan.
(b)
Method

of

Payment
.

Payment

of

the

exercise

price

may

be

made

by

one

of

the

methods

available

under

the
Company’s exercise procedures, which

may include:
(i)
Payment by cash or check.

(ii)
Payment by transfer to the Company of whole shares of Common Stock Optionee already owns having a Fair
Market Value

determined at the time of exercise of the Stock Option equal to,

but not exceeding, the exercise
price and any Tax-Related

Items; and
(iii)
A “same day sale” transaction pursuant to which

a third party (engaged by you or the Company) loans

funds
to you

to enable you

to purchase shares

of Common

Stock and

pay any Tax

-Related Items, and

then sells a

sufficient number

of the

exercised shares

of Common

Stock on your

behalf to

enable you

to repay

the loan
and any fees. The remaining shares of Common Stock and/or cash are then delivered by the third party to the
Optionee.
The Company may suspend, or

eliminate, various forms of permissible

payment of the exercise price

from time to time
in its sole discretion. Further,

notwithstanding any provision within

this Agreement to the contrary,

if the Optionee is
a resident

or provides

services outside

of the

United States,

the Committee

may require

that the

Optionee (or

in the
event of the Optionee’s death, his

or her legal representative,

as the case may

be) exercise the Stock

Option in a method
other than

as specified

above, may

require the

Optionee to

exercise the

Stock Option

only by

means of

a “same day
sale” transaction (either

a “sell-all” transaction

or a “sell-to-cover”

transaction) as it determines

in its sole discretion,
or may require the Optionee to sell any shares of Common Stock the Optionee acquires under the Plan immediately or within a specified period following the Optionee’s termination of employment with the Company or any Subsidiary or affiliated companies (in which case, the

Optionee hereby agrees that the Company shall

have the authority to issue

sale
instructions in relation to such shares on the Optionee’s

behalf).

(c)
Responsibility

for

Exercise.
The

Optionee

is

responsible

for

taking

any

and

all

actions

as

may

be

required

to
exercise the Stock Option in a timely manner and

for properly executing any such documents as may be

required for
exercise

in

accordance

with

such

rules

and

procedures

as

may

be

established

from

time

to

time.

The

Optionee
acknowledges that

information regarding

the procedures

and requirements

for the

exercise of

the Stock

Option is
available to

the Optionee

on request.

Neither the

Company nor

any Subsidiary

or affiliated

companies shall

have
any duty or obligation to notify you of the Expiration Date of the Option.
4. Non-Transferability.

The Stock Option may

not be sold, assigned,

pledged, exchanged, hypothecated,

encumbered, disposed
of, or

otherwise transferred,

unless otherwise

provided in

the Plan

or this

Agreement.

Upon any

attempt to

transfer,

assign,
pledge, hypothecate or otherwise dispose

of the Stock Option or of such

rights contrary to the provisions hereof

or in the Plan,
the Stock Option and such rights shall immediately become null and void.
5.
Withholding

of

Tax
.

The

Optionee

acknowledges

that,

regardless

of

any

action

taken by

the

Company

or,

if different,

the
Subsidiary or

affiliated company

that employs

the Optionee

(the “Employer”),

the ultimate liability

for all

income tax, social
contributions,

payroll

tax, fringe

benefits

tax, payment

on account,

hypothetical

tax or

other

tax-related

items related

to

the
Optionee’s participation in the Plan and legally applicable to the Optionee or deemed by the Company or the Employer in their
discretion to be an appropriate charge to the

Optionee even if legally applicable to

the Company or the Employer (“Tax-Related
Items”),

is and

remains

the Optionee’s

responsibility

and may

exceed

the amount

actually withheld

by the

Company

or the
Employer,

if any.

The Optionee

further acknowledges

that the

Company and/or

the Employer

(a) make no

representations or
undertakings regarding

the treatment

of any

Tax-Related

Items in connection

with any aspect

of the Stock

Option, including,
but not

limited to,

the grant,

vesting, exercise

and the

subsequent sale

of shares

of Common

Stock acquired

pursuant to

such
vesting and

exercise and

the receipt

of any

dividends; and

(b) do not

commit to

and are

under no

obligation

to structure

the
terms of

the grant

or any

aspect of

the Stock

Option to

reduce or

eliminate the

Optionee’s

liability for

Tax-Related

Items or
achieve any particular tax result. Further, if the Optionee is subject to Tax

-Related Items in more than one jurisdiction between
the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the
Company

and/or the

Employer (or

former employer,

as applicable)

may be

required to

withhold or

account for

Tax-Related
Items in more than one jurisdiction.
Prior

to

the

relevant

taxable

or

tax

withholding

event,

as

applicable,

the

Optionee

agrees

to

make

adequate

arrangements
satisfactory to the Company and/or the Employer to satisfy all Tax

-Related Items. In this regard, unless otherwise approved by the Committee, the

Company shall satisfy the

obligations with regard

to all Tax

-Related Items by one

or a combination of

the
following: (i) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or
the Employer; (ii) withholding from

the shares of Common Stock to be delivered

upon settlement of the Stock Option or

other
awards granted to the Optionee or (iii) permitting the Optionee to tender to the Company cash or, if allowed by the Committee, shares of Common Stock.
Depending on the withholding method, the Company

may withhold or account for Tax-Related Items by considering applicable statutory

withholding

rates

(as

determined

by

the

Company

in

good

faith

and

in

its

sole

discretion)

or

other

applicable
withholding rates, including maximum

applicable rates, in which case the

Optionee will receive a refund of

any over-withheld
amount and will have no entitlement to the share equivalent. If the obligation for Tax

-Related Items is satisfied by withholding
from the shares of

Common Stock to be

delivered upon vesting of

the Stock Option, for

tax purposes, the Optionee is

deemed
to have been issued the full number of shares

of Common Stock subject to the Stock Option,

notwithstanding that a number of
shares of

Common

Stock are

held

back

solely for

the purpose

of paying

the Tax

-Related Items.

The Optionee

will have

no
further rights with respect to any shares of Common Stock that are retained by the Company pursuant to this provision.

The

Optionee

agrees

to

pay

to

the

Company

or

the

Employer

any

amount

of

Tax-Related

Items

that

the

Company

or

the
Employer

may

be

required

to

withhold

or

account

for

as

a

result

of

the

Optionee’s

participation

in

the

Plan

that

cannot

be
satisfied by the means previously described. The Company may refuse to issue or deliver shares of Common Stock or proceeds from the sale of

shares of Common Stock

until arrangements satisfactory

to the Company have

been made in

connection with
the Tax-Related Items.
6. Restrictive Covenants; Confidential Information; Work Products. The Optionee agrees to cooperate with the Company in any way needed in order

to comply with, or fulfill the

terms of the Plan and this

Grant document.

As a term and condition of
this Grant, Optionee agrees to the following terms:
a.
I agree to use General Mills

Confidential Information only as needed in the

performance of my duties, to hold
and protect

such information

as confidential

to the Company,

and not

to engage

in any unauthorized

use or
disclosure of such information

for so long as such

information qualifies as Confidential

Information. I agree
that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly

or indirectly, Company

Confidential Information or trade
secrets for any purpose, unless I get the prior written consent of my manager to do so.
This

document

does

not

prevent

me

from

filing

a

complaint

with

a

government

agency

(including

the
Securities and Exchange

Commission, Department of

Justice, Equal Employment

Opportunity Commission
and

others)

or from

participating

in

an agency

proceeding.

This

document

also

does not

prevent

me

from
providing an agency with information,

including this document, unless such

information is legally protected
from disclosure to

third parties.

I do not need

prior company authorization

to take these

actions, nor must

I
notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a

trade secret disclosure: (A) in confidence

to a federal, state, or

local government
official, either

directly or

indirectly,

or to

an attorney,

solely for

the purpose

of reporting

or investigating

a
suspected violation of

law; or (B) in

a complaint or other

document filed in a

lawsuit or other proceeding,

if
such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in
the performance

of my job

at General Mills,

including trade secrets.

Examples of Confidential

Information
include

marketing,

merchandising,

business

plans,

business

methods,

pricing,

purchasing,

licensing,
contracts,

employee,

supplier

or

customer

information,

customer,

vendor

or

partner

client

or

contact

lists,
financial

data,

technological

developments,

manufacturing

processes

and

specifications,

product

formulas,
ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior

to

leaving

the

Company,

I

agree

to

return

all

materials

in

my

possession

containing

Confidential
Information,

as well

as all

other

documents

and

other

tangible

items

provided

to

me by

General

Mills, or
developed by me in connection with my employment with the Company.
b.
I

agree

to

promptly

tell

General

Mills

about

any

ideas,

concepts,

improvements,

designs,

inventions,
discoveries,

and

creative

works

(collectively,

“Work

Product”)

which

I

conceive

or

create

during

my
employment with General Mills which relate to General Mills’ businesses.
I further agree to immediately, automatically

and irrevocably assign, and hereby do assign, to General Mills any and all intellectual property rights in and to such Work

Product, and all such intellectual property rights
shall be solely and exclusively owned by General Mills.

“Intellectual property rights” means patent rights,
copyrights, trade secret rights, trade dress rights, trademark rights and all comparable rights throughout the
world.
During my employment with General Mills and anytime thereafter,

I will take all necessary steps, at
General Mills’ request and expense, but without further compensation to me, to execute any instruments
necessary to enable General Mills or General Mills’ nominee to register intellectual property rights
throughout the world.

After I leave General Mills, I agree to help General Mills in every way possible in any government or legal
proceedings pertaining to any General Mills intellectual property rights.
c. [
This Section 6.c.

does not apply

to California, Colorado,

Minnesota, and Washington

-based employees.
] I
agree that

for one

year after

I leave the

Company,

including retiring

from the

Company,

I will not

work on
any

product,

brand

category,

process,

or

service:

(A)

on

which

I

worked,

or

about

which

I

had

access

to
Confidential

Information,

in

the

year

immediately

preceding

my

termination

(including

retirement)

from
General Mills, and

(B) which competes

with General Mills

products, brand

categories, processes, or

related
services.

d.
I agree that for one year after I leave General Mills, including retiring from the Company,

I will refrain from
directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
e.
I agree that after I

leave General Mills, including

retiring from the Company,

I will indefinitely refrain

from
using

Company

client

or

contact

lists,

and

for

two

years

I

will

refrain

from

soliciting

the

Company’s
customers.
A

breach

of

the

obligations

set

forth

in

this

paragraph

may

result

in

the

rescission

of

the

Grant,

termination

and
forfeiture of

any unvested

or un-exercised

Options, and/or

required payment

to Company

of all

or a

portion of

any
monetary gains acquired

by Optionee as a

result of the Grant, unless

the Grant vested and

was settled more

than four
(4) years prior to the breach.

The foregoing remedies are in addition

to, and not in lieu of injunctive relief

and/or any
other legal or equitable remedies available under applicable law.
7.
Nature of Grant . In accepting the Stock Option, the Optionee acknowledges and agrees that:
(a)
the

Plan

is

established

voluntarily

by

the

Company,

it

is

discretionary

in

nature

and

it

may

be

modified,
amended,

suspended

or

terminated

by

the

Company,

in

its

sole

discretion,

at

any

time

(subject

to

any
limitations set forth in the Plan);
(b) the grant of the Stock Option is voluntary and occasional and does not create any contractual or other right to receive future grants of

stock options, or

benefits in lieu

of stock options, even

if stock options

or other awards
have been granted in the past;
(c)
all decisions with respect to future awards, if any,

will be at the sole discretion of the Company;
(d)
the Optionee’s participation

in the Plan is voluntary;
(e)
the Stock

Option and

the Optionee’s

participation

in the

Plan shall

not create

a right

to employment

or be
interpreted

as

forming

an

employment

contract

with

the

Company

or

any

of

its

Subsidiaries

or

affiliated
companies and shall not interfere

with the ability of the

Company or the Employer, as applicable, to

terminate
the Optionee’s employment relationship

(as otherwise may be permitted under local law);
(f)
unless otherwise agreed with

the Company, the Stock Option and

any shares of

Common Stock acquired upon
vesting

and

exercise

of

the

Stock

Option,

and

the

income

from

and

value

of

same,

are

not

granted

as
consideration for,

or in

connection with,

any service

the Optionee

may provide

as a

director of

any of

any
Subsidiary or affiliate of the Company;
(g)
the Stock Option and

any shares of

Common Stock acquired under

the Plan and

the income and

value of same,
are

not

part

of

normal

or

expected

compensation

for

purposes

of

calculating

any

severance,

resignation,
termination,

redundancy,

dismissal,

end-of-service

payments,

bonuses,

long-service

awards,

pension

or
retirement or welfare benefits or similar payments and in no event should be considered as compensation for,

or relating

in any way

to, past services

for the

Company,

the Employer

or any

Subsidiary or affiliate

of the
Company;
(h)
the future

value of

the shares

of Common

Stock underlying

the Stock

Option is

unknown, indeterminable,
and cannot be predicted with certainty;

(i)
if the underlying shares of Common Stock do not increase in value, the Stock

Option will have no value;

(j)
upon exercise

of the

Stock Option,

the value

of such

shares of Common

Stock may

increase or

decrease in
value, even below the exercise price;

(k)
no claim or entitlement to

compensation or damages shall arise from

forfeiture of the Stock Option

resulting
from termination of

the Optionee’s

employment (for any reason

whatsoever and whether or

not in breach of
local labor laws or

later found invalid) and,

in consideration of the

Stock Option, the Optionee

agrees not to
institute any claim against the Company or the Employer;
(l)
the

Stock

Option

and

the rights

evidenced

by

this Agreement

do

not create

any

entitlement

not otherwise
specifically provided for in the

Plan to have the

Stock Option transferred to,

or assumed by, another company,
nor to be exchanged, cashed out or substituted for,

in connection with any corporate transaction affecting the
shares of Common Stock; and
(m)
neither

the

Company

nor

any

of

its

Subsidiaries

or

affiliated

companies

shall

be

liable

for

any

foreign
exchange rate fluctuation between the Optionee’s local currency and the U.S. dollar that may affect the value of the Stock

Option or any

amounts due to

the Optionee pursuant

to the exercise

of the Stock

Option or the
subsequent sale of any shares of Common Stock acquired upon exercise of the Stock Option.
8. Data Privacy .
If the Optionee would like to

participate in the Plan, the Optionee

will need to review the

information provided
in this Section 8 and, where applicable, declare the Optionee’s consent to the processing of personal data by the Company and the third parties stated below.

If the Optionee

is based in

the European

Union (“EU”), European

Economic Area

(“EEA”) or United

Kingdom, please note
that General Mills, Inc. with registered

address at One General

Mills Boulevard, Minneapolis,

MN 55426-1347, U.S.A., is the
controller responsible

for the processing of the Optionee’s

personal data in connection with the Agreement

and the Plan.
(a)
Data

Collection

and

Usage.

The

Company

collects,

processes,

uses

and

transfers

certain

personally-
identifiable information

about the Optionee,

specifically, the

Optionee’s

name, home address

and telephone
number,

email

address,

date

of

birth,

social

insurance,

passport

number

or

other

identification

number,
salary,

nationality,

job

title,

any

shares

of

Stock

or

directorships

held

in

the

Company

or

any

affiliated
company, details of all

Stock Options or

any other

entitlement to shares

of Stock awarded,

canceled, exercised,
settled,

vested,

unvested

or

outstanding

in

the

Optionee’s

favor,

which

the

Company

receives

from

the
Optionee or the Employer (the “Data”). The Company collects,

processes and uses the Data for the purposes
of performing

its contractual obligations

under this Agreement,

implementing, administering

and managing
the Optionee’s

participation in the Plan and facilitating compliance with applicable tax and securities law.

If the Optionee is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing

for the Company to perform its contractual obligations under this

Agreement

and

the

Plan

and

the

Company’s

legitimate

business

interests

of

managing

the

Plan,
administering employee equity awards and

complying with its contractual and statutory obligations.

If the

Optionee is based

in any

other jurisdiction, the

legal basis

for the

processing of the Data

by the Company
is the Optionee’s

consent as further described below.
(b)
Stock Plan Administration Service

Providers.

The Company transfers

Data to E*TRADE Financial

Corporate
Services, Inc. (including its

affiliated companies), an independent

service provider which assists

the Company
with the implementation, administration and management of the Plan.

In the future, the Company may select
a

different

service

provider,

which

will

in

a

similar

manner,

share

Data

with

such

service

provider.

The

Company’s

service provider will

maintain an account

for the Optionee to

administer the Stock

Options. The
processing

of

Data

will

take

place

through

both

electronic

and

non-electronic

means.

Data

will

only

be
accessible

by

those

individuals

requiring

access

to

it

for

purposes

of

implementing,

administering

and
operating the Plan.
(c)
International Data Transfers. The

Company and its

service providers are based

in the

United States and

India.
The Optionee’s

country or jurisdiction may have different

data privacy laws and protections

than the United
States and India. An appropriate level of protection

can be achieved by implementing safeguards such as the
Standard Contractual Clauses adopted by

the EU Commission.
If the Optionee is

based in any other

jurisdiction, the Data will

be transferred from the Optionee’s jurisdiction
to

the

Company

and

onward

from

the

Company

to

any

of

its

service

providers

based

on

the

Optionee’s
consent, as further described below.
(d)
Data

Retention.

The

Company

will

use

the

Data

only

as

long

as

necessary

to

implement,

administer

and
manage

the

Optionee’s

participation

in

the

Plan,

or

as

required

to

comply

with

legal

or

regulatory
obligations, including

tax and securities

laws.

When the Company

no longer needs

the Data,

the Company
will remove

it from its

systems.

If the Company

keeps data longer,

it would be to

satisfy legal or regulatory
obligations and

the Company’s

legal basis

would be

relevant

laws or

regulations

(if the

Optionee is

in the
EU, EEA

or United

Kingdom) or

the Optionee’s

consent (if

the Optionee

is outside

the EU,

EEA or

United
Kingdom).
(e)
Data Subject

Rights. The

Optionee may

have a number

of rights under

data privacy

laws in

the Optionee’s
jurisdiction. Subject

to the conditions

set out in

the applicable law

and depending on

where the

Optionee is
based,

such

rights

may

include

the

right

to

(i)

request

access

to,

or

copies

of,

the

Data

processed

by

the
Company, (ii) rectification of incorrect Data, (iii) deletion of

Data, (iv) restrictions on the processing of

Data,
(v) object

to the

processing

of Data

for legitimate

interests,

(vi) portability

of Data,

(vii) lodge

complaints
with competent

authorities in

the Optionee’s

jurisdiction, and/or

to (viii)

receive

a list

with the

names and
addresses

of any

potential recipients

of Data.

To

receive

clarification regarding

these rights

or to

exercise
these rights, the Optionee can contact HR Direct.
(f)
Necessary Disclosure of Personal Data.

The Optionee understands that providing

the Company with Data is
necessary for

the performance

of the

Agreement

and that

the Optionee’s

refusal to

provide

the Data

would
make

it

impossible

for

the

Company

to

perform

its

contractual

obligations

and

may

affect

the

Optionee’s
ability to participate in the Plan.
(g)
Declaration of Consent

(if the Optionee is

outside the EU, EEA

and United Kingdom).

The Optionee hereby
unambiguously

consents

to

the

collection,

use

and

transfer,

in

electronic

or

other

form,

of

the

Data,

as
described above and in any other grant materials, by and among,

as applicable, the Employer,

the Company
and

any

affiliated

company

for

the

exclusive

purpose

of

implementing,

administering

and

managing

the
Optionee’s

participation in the Plan. The Optionee understands that the Optionee may, at any time, refuse or withdraw the

consents herein,

in any

case without

cost, by

contacting HR

Direct.

If the

Optionee does

not
consent or later seeks to revoke the Optionee’s

consent, the Optionee’s

employment status or service with the
Employer

will not

be

affected;

the

Optionee’s

consequence

of

refusing

or

withdrawing

consent

is that

the
Company

would not

be able

to award

the Stock

Options to

the Optionee

or any

other equity

award

to the
Optionee

or

administer

or

maintain

such

awards.

Therefore,

the

Optionee

understands

that

refusing

or
withdrawing consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent,

the Optionee should contact HR Direct.
9. Insider Trading; Market Abuse Laws
. By participating in

the Plan, the Optionee

agrees to comply with

the Company’s policy
on insider trading (to the extent that it is applicable to the Optionee), the Optionee further acknowledges that, depending on the
Optionee’s

or his or

her broker’s

country of

residence or

where the

shares of

Common Stock

are listed,

the Optionee

may be
subject to insider trading

restrictions and/or market abuse laws that

may affect the Optionee’s

ability to accept, acquire, sell or
otherwise dispose

of shares

of Common

Stock, rights

to shares

of Common

Stock (e.g.,

stock options)

or rights

linked to

the
value of

shares of

Common Stock,

during such

times the

Optionee is

considered

to have

“inside information”

regarding the
Company

as

defined

by

the

laws

or

regulations

in

the

Optionee’s

country.

Local

insider

trading

laws

and

regulations

may
prohibit

the

cancellation

or

amendment

of

orders

the

Optionee

places

before

he

or

she

possessed

inside

information.
Furthermore,

the Optionee

could be

prohibited from

(i) disclosing

the inside

information

to any

third party

(other than

on a
“need

to

know”

basis)

and

(ii)

“tipping”

third

parties

or

causing

them

otherwise

to

buy

or

sell

securities.

The

Optionee
understands that third

parties include fellow

employees. Any restriction

under these laws

or regulations are

separate from and

in

addition

to

any

restrictions

that

may

be

imposed

under

any

applicable

Company

insider

trading

policy.

The

Optionee
acknowledges that

it is the

Optionee’s

responsibility to

comply with any

applicable restrictions,

and that the

Optionee should
therefore consult the Optionee’s personal

advisor on this matter
10.
11.
Clawback
. This Award

is specifically made subject to the Company’s Executive

Compensation Clawback Policies.
Electronic Delivery
. The Optionee agrees,

to the fullest

extent permitted by

law, in lieu of

receiving documents in paper

format,
to accept

electronic delivery

of any

documents that

the Company

and its

Subsidiaries or

affiliated companies

may deliver

in
connection with

this grant

and any

other grants

offered by

the Company,

including prospectuses,

grant notifications,

account
statements,

annual

or quarterly

reports,

and

other

communications.

Electronic

delivery

of a

document

may

be made

via the
Company’s

email system

or by

reference to

a location

on the

Company’s

intranet or

website or

a website

of the

Company’s
agent

administering

the Plan.

By

accepting

this grant,

whether

electronically

or

otherwise,

the

Optionee

hereby

consents

to
participate in the Plan through such system, intranet,

or website, including but not limited to the use of

electronic signatures or
click-through electronic acceptance of terms and conditions.
12. English Language
. The Optionee acknowledges and agrees that it is the Optionee’s express intent that this Agreement and the
Plan and

all other

documents, notices

and legal

proceedings entered

into, given

or instituted

pursuant to

the Stock

Option be
drawn

up

in

English.

To

the

extent

the

Optionee

has

been

provided

with

a

copy

of

this

Agreement,

the

Plan,

or

any

other
documents relating to this Award

in a language other than English, the English language

documents will prevail in case of any
ambiguities or divergences as a result of translation.
13. Addendum
.

Notwithstanding

any

provisions

in

this Agreement,

the

Stock Option

shall be

subject

to any

special

terms and
conditions

set

forth

in

the

Country-Specific

Addendum

to

this

Agreement

(the

“Addendum”).

Moreover,

if

the

Optionee
transfers to one of the countries included in such Addendum, the special terms and conditions for such country will apply to the
Optionee, to the

extent the Company determines

that the application of

such terms and

conditions is necessary or

advisable to
comply with local

law or facilitate

the administration of the

Plan (or the

Company may establish

alternative terms and

conditions
as may be necessary or advisable to accommodate the Optionee’s transfer). The Addendum constitutes part of this Agreement.
14.
Not a

Public Offering
. The

award of

the Stock

Option is

not intended

to be

a public

offering of

securities in

the Optionee’s
country

of

employment

(or

country

of

residence,

if

different).

The

Company

has

not

submitted

any

registration

statement,
prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the
Stock Option

is not

subject to

the supervision

of the

local securities

authorities. No

employee

of the

Company or

any of

its
Subsidiaries

or

affiliated

companies

is

permitted

to

advise

the

Optionee

on

whether

he/she

should

participate

in

the

Plan.
Acquiring shares

of Common Stock

involves a

degree of risk.

Before deciding

to participate in

the Plan, the

Optionee should
carefully consider all risk factors relevant to the acquisition of shares of Common Stock under the Plan and carefully review all of the materials related to the Stock Option and the Plan. In addition, the Optionee should consult with his/her personal advisor for professional investment advice.
15.
Repatriation; Compliance

with Law
. The

Optionee agrees

to repatriate

all payments

attributable to

the shares

of Common
Stock

and/or

cash

acquired

under

the

Plan

in

accordance

with

applicable

foreign

exchange

rules

and

regulations

in

the
Optionee’s country

of employment (and country of

residence, if different). In

addition, the Optionee agrees to

take any and all
actions, and consent to

any and all actions taken

by the Company

and any of its Subsidiaries

and affiliated companies,

as may
be required to allow the

Company and any of

its Subsidiaries and affiliated

companies to comply with

local laws, rules and/or
regulations in

the Optionee’s

country of

employment (and

country of

residence, if

different).

Finally,

the Optionee

agrees to
take any and

all actions as

may be required

to comply with

the Optionee’s

personal obligations

under local laws,

rules and/or
regulations in the Optionee’s

country of employment and country of residence, if different).
16.
Imposition

of

Other

Requirements.
The

Company

reserves

the

right

to

impose

other

requirements

on

the

Optionee’s
participation in

the Plan, on

the Stock Option,

and on any

shares of Common

Stock acquired under

the Plan, to

the extent the
Company determines

it is

necessary or

advisable for

legal or

administrative reasons,

and to

require the

Optionee to

sign any
additional agreements or undertakings that may be necessary to accomplish the foregoing
.
17.
Committee’s

Powers.
No provision contained

in this Agreement

shall in any

way terminate, modify

or alter,

or be construed
or interpreted

as terminating,

modifying or

altering any

of the

powers, rights

or authority

vested in

the Committee

or,

to the
extent delegated, in

its delegate, pursuant

to the terms of

the Plan or resolutions

adopted in furtherance

of the Plan, including,
without limitation, the

right to

make certain determinations

and elections

with respect to

the Stock

Option. Any

dispute regarding
the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary

authority to construe

the terms of

this Agreement, the

Plan, and

all documents ancillary

to this Award.

The
decisions of the

Committee or its delegate

shall be final

and binding and

any reviewing court

of law or other

party shall defer

to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject
the Plan or Award

to the U.S. Employee Retirement Income Security Act.
18.
Binding Effect.

This Agreement shall

be binding upon

and inure to

the benefit of

any successors to

the Company and

all persons
lawfully claiming under the Optionee.
19.
Governing Law and Forum
. Without limiting the effect of section

16, this Agreement shall be governed by,

and construed in
accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
20.
Severability
. The

provisions of

this Agreement

are severable

and if

any one

or more

of the

provisions are

determined to

be
illegal

or

otherwise

unenforceable,

in

whole

or

in

part,

the Agreement

shall

be

reformed

and

construed

so

that

it would

be
enforceable to

the maximum

extent legally

possible, and

if it

cannot be

so reformed

and construed,

as if

such unenforceable
provision, or part thereof, had never been contained herein.
21. Waiver
. The

waiver by

the Company

with respect

to Optionee’s

(or any

other optionee’s)

compliance with

any provision

of
this Agreement

shall not

operate or

be construed

as a

waiver of

any other

provision of

this Agreement,

or of

any subsequent
breach by such party of a provision of this Agreement
A copy of the

Plan and the Prospectus

to the General

Mills, Inc. 2022

Stock Compensation Plan

is available on

G&Me by searching
“2022 Stock Compensation Plan”.

A copy of the Company’s latest

Annual Report on Form 10-K is also available on

the Company’s
website at www.generalmills.com

under Investor Information/Annual Reports.

GENERAL MILLS, INC.

GENERAL MILLS, INC.
STOCK OPTION AWARD

AGREEMENT
OPTIONEE: [CEO]
PERNR:
This Award is made

under the General Mills, Inc. 2022 Stock Compensation Plan

(the "Plan"), and is subject to the terms
and conditions

contained in

the Plan

document and

this Stock

Option Award

Agreement (“Agreement”).

The Optionee:
(i) acknowledges receipt of a copy of the Plan and Plan prospectus,

(ii) represents that the Optionee has carefully

read and
is familiar with the provisions of this Agreement and the Plan, and (iii)

hereby accepts the Stock Option subject to all of the
terms and

conditions set

forth herein,

and in

the Plan.

If the

Optionee does

not wish

to receive

the Stock

Option and/or
does not consent and agree to the terms and conditions on which the Stock Option is offered, as set forth in this Agreement and the Plan, then the Optionee

must reject this Award

via the website of the Company’s

designated broker,

no later than
60

days

following

the

Grant

Date.

If

the

Optionee

rejects

this

Award,

this

Award

will

immediately

be

forfeited

and
cancelled.

The Optionee’s exercise of this Award will also constitute the Optionee’s acceptance of this Award and all terms
and conditions of this Award,

as set forth in this Agreement and the Plan.
THIS AWARD,

dated

on

the below

Grant

Date,

is made

by

General

Mills, Inc.,

(the

"Company"),

and made

to the

person
named above (the "Optionee" or referred to

as “I”, “you”, or “my”) (“Award”).
1. Award of Stock Option
. The Company grants to the

Optionee under the Plan the following non-qualified option to purchase the
Company's common stock, par value USD 0.10 per share

(“Common Stock”). The option granted pursuant to this Agreement is
referred to

as the

“Stock Option”

and subject

to the

terms in

this Agreement.

Except as

otherwise defined

herein, capitalized
terms shall have the same meanings ascribed to them under the Plan.
Grant Date:
Expiration Date:
Option Shares:
Exercise Price per share:
Type of Stock Option:
2.
Vesting of

Stock Option; Forfeiture of Stock Option.
(a)
Vesting

Schedule
. The Stock Option

shall vest and become

exercisable in tranches,

each tranche having

its own 12
month vesting period occurring consecutively,

starting on the Grant Date.

Tranche

Number of Options
Scheduled Date Exercisable
(b)
Forfeiture

of Stock

Option
. The

Optionee acknowledges

that the

Stock Options

granted hereunder

are subject

to
forfeiture,

and/or

limited

exercise

period,

if

the

Optionee’s

employment

with

the

Company

or

any

Subsidiary
terminates under certain circumstances, as herein provided.

(i)
Termination

for Cause.

If the Optionee’s

employment with the

Company is terminated

at any time

prior to the
Expiration

Date

by

a

discharge

due

to

Optionee’s

illegal

activities,

poor

work

performance,

misconduct

or
violation of the Company’s Code of Conduct, policies or practices, then, to the extent the Stock Option is vested as of

the Termination

Date, those

tranches shall

expire three

(3) months

after the

Termination

Date (but

in no
event

beyond

the

Expiration

Date);

and,

if

and

to

the

extent

the

Stock

Option

is

not

fully

vested

as

of

the
Termination

Date, tranches

not fully

vested shall

for no

consideration be

cancelled and

forfeited

immediately
with no ability to be

exercised. For the avoidance of

doubt, “Termination

Date” for purposes of this Award

will
be

deemed

to

occur

as

of

the

date

Optionee

is

no

longer

actively

providing

services

as

an

employee,

unless
otherwise

determined

by

the Company

in

its

sole

discretion,

and

no

vesting

shall

continue

during

any

notice

period

that may

be specified

under contract

or applicable

law with

respect to

such termination,

including any
“garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
(ii)
Involuntary

Termination/Early

Retirement.

If

the

Optionee’s

employment

by

the

Company

terminates
involuntarily at the

initiation of the

Company for any

reason other than

specified in Plan Section

11, or

(i), (iv)
or (v)

herein or

if the

Participant retires

on or

after age

55 but

before age

62, and

(A) if,

and to

the extent,

the
Award’s

tranches are already vested

and exercisable on the

Termination

Date, they shall remain

exercisable for
the lesser of one

(1) year from

the Termination

Date, or until the

Expiration Date; and

(B) if, and

to the extent,
tranches of the

Award are not vested, solely

the unvested tranche

of the Award with a

Scheduled Date Exercisable
within 12

months of the

Termination

Date shall vest

and become

exercisable as of

the Termination

Date, in an
amount

equal

to

the

pro-rata

amount

based

on

actual

employment

completed

during

the

tranche’s

12

month
vesting

period,

with

such

newly-exercisable

Stock

Options

remaining

exercisable

for

one

(1)

year

from

the
Termination

Date.

Stock Options

that do

not become

vested and

exercisable based

on the

previous provisions
shall be

forfeited as

of the

Termination

Date. No

Stock Options

shall vest

upon involuntary

termination under
this

provision

without

the

execution

(without

revoking)

of

an

effective

general

legal

release

and

such

other
documents as are satisfactory to the Company.
(iii) Death.

If an Optionee dies while employed with the Company or

any Subsidiary or affiliated companies during
any

applicable

vesting

period,

this

Award

shall

become

fully

vested

and

exercisable

upon

death

and

may

be
exercised

by the

person

designated

as such

Optionee’s

beneficiary

or beneficiaries

or,

in the

absence

of such
designation, by the Optionee’s estate. The

Stock Option shall remain exercisable until the Expiration Date.
(iv) Normal Retirement.

If the termination of employment is due to retirement on or after age 62, this Award’s
tranches shall continue to vest and become exercisable on each respective Scheduled

Date Exercisable,
remaining exercisable until the Expiration Date. Notwithstanding the above, if the Termination Date

is within
twelve months of the Grant Date, the Award

shall vest on a pro rata basis based on employment completed from Grant Date to the Termination

Date within the first year after Grant Date and shall be exercisable until the
Expiration Date beginning on the Scheduled Date Exercisable for the tranche to which the option belongs.
Stock Options that do not become vested and exercisable based on the previous provisions shall be forfeited as
of the Termination

Date.

(v) Spin-offs and Other Divestitures.

If the termination of

employment is due to the

divestiture, cessation, transfer,
or spin-off

of a

line of

business or

other

activity of

the Company,

the Committee,

in its

sole discretion,

shall
determine the conversion, vesting, or other treatment of the Stock Option.
3. Exercise of the Option.
(a) Method of Exercise
. Optionee may exercise the vested portion of the Stock Option (provided the Fair Market

Value
of the shares of Common Stock exercised exceeds the exercise price) prior to the Expiration Date of the Stock Option
by delivering a

notice of exercise

in such form

as may be

designated by the

Company from time

to time, or

making
the required

electronic election

with the

Company’s

designated broker,

and paying

the exercise

price and

any Tax-
Related Items (as

defined in section

5 below) and

costs to the

Company’s stock plan administrator or

such other person
as the Company may designate, together

with such additional documents as the

Company may then require pursuant
to the terms of the Plan.
(b)
Method

of

Payment
.

Payment

of

the

exercise

price

may

be

made

by

one

of

the

methods

available

under

the
Company’s exercise procedures, which

may include:
(i)
Payment by cash or check.

(ii)
Payment by transfer to the Company

of whole shares of Common Stock

Optionee already owns having a Fair
Market Value

determined at the time of exercise

of the Stock Option equal to, but

not exceeding, the exercise
price and any Tax-Related

Items; and

(iii)
A “same day

sale” transaction pursuant

to which a

third party (engaged

by you or

the Company) loans

funds
to you

to enable

you to

purchase shares

of Common

Stock and

pay any

Tax-Related

Items, and

then sells

a
sufficient number of the exercised shares of Common Stock on your behalf to enable you to repay the loan and
any

fees.

The

remaining

shares

of

Common

Stock

and/or

cash

are

then

delivered

by

the

third

party

to

the
Optionee.
The Company may suspend, or eliminate, various forms of permissible payment of the exercise price from time to time in its sole discretion. Further, notwithstanding

any provision within this Agreement to the contrary,

if the Optionee is a
resident or provides services outside of the United States, the Committee may require that the Optionee (or in the event of the Optionee’s death, his or her legal representative, as the case may be) exercise the Stock Option in a method other than as

specified above,

may require

the Optionee

to exercise

the Stock

Option only

by means

of a

“same day

sale”
transaction (either a “sell-all” transaction or a “sell-to-cover” transaction)

as it determines in its sole discretion, or may
require the Optionee to sell any shares of Common Stock the Optionee acquires under the Plan immediately or within a specified period following the Optionee’s termination of employment with the Company or any Subsidiary or affiliated companies

(in

which

case,

the

Optionee

hereby

agrees

that

the

Company

shall

have

the

authority

to

issue

sale
instructions in relation to such shares on the Optionee’s

behalf).

(c) Responsibility for Exercise.
The Optionee is

responsible for taking any

and all actions

as may be

required to exercise
the Stock Option in a timely manner and for properly executing any such documents as may be required for exercise
in accordance with

such rules and procedures

as may be established

from time to time.

The Optionee acknowledges
that information

regarding the

procedures and

requirements for

the exercise

of the

Stock Option

is available

to the
Optionee

on

request.

Neither

the

Company

nor

any

Subsidiary

or

affiliated

companies

shall

have

any

duty

or
obligation to notify you of the Expiration Date of the Option.
4. Non-Transferability.

The Stock

Option may

not be

sold, assigned,

pledged, exchanged,

hypothecated, encumbered,

disposed
of,

or otherwise

transferred,

unless otherwise

provided

in

the Plan

or this

Agreement.

Upon

any

attempt

to transfer,

assign,
pledge, hypothecate

or otherwise dispose of

the Stock Option

or of such

rights contrary to

the provisions hereof

or in the Plan,
the Stock Option and such rights shall immediately become null and void.
5.
Withholding

of

Tax
.

The

Optionee

acknowledges

that,

regardless

of

any

action

taken

by

the

Company

or,

if

different,

the
Subsidiary or

affiliated company

that employs

the Optionee

(the “Employer”),

the ultimate

liability for

all income

tax, social
contributions,

payroll

tax,

fringe

benefits

tax,

payment

on

account,

hypothetical

tax

or

other

tax-related

items

related

to

the
Optionee’s participation

in the Plan and legally

applicable to the Optionee

or deemed by the Company

or the Employer in their
discretion to be an appropriate charge to the Optionee even if legally applicable to the Company or the

Employer (“Tax-Related
Items”),

is

and

remains

the

Optionee’s

responsibility

and

may

exceed

the

amount

actually

withheld

by

the

Company

or

the
Employer,

if any.

The Optionee

further

acknowledges that

the Company

and/or the

Employer (a)

make no

representations or
undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Stock Option, including, but not limited to, the grant, vesting, exercise and the subsequent sale of shares of Common Stock acquired pursuant to such vesting and exercise and the receipt of any dividends; and (b) do

not commit to and are under no obligation to structure the terms of the
grant

or any

aspect of

the

Stock Option

to reduce

or eliminate

the

Optionee’s

liability for

Tax-Related

Items or

achieve any
particular tax

result. Further,

if the

Optionee is

subject to

Tax-Related

Items in

more than

one jurisdiction

between the

Grant
Date and the date of any relevant taxable or tax

withholding event, as applicable, the Optionee acknowledges

that the Company
and/or the Employer (or former employer,

as applicable) may be required to withhold or account for Tax

-Related Items in more
than one jurisdiction.
Prior

to

the

relevant

taxable

or

tax

withholding

event,

as

applicable,

the

Optionee

agrees

to

make

adequate

arrangements
satisfactory to the

Company and/or the

Employer to satisfy all

Tax-Related

Items. In this regard,

unless otherwise approved

by
the Committee,

the Company

shall satisfy

the obligations

with regard

to all Tax

-Related Items

by one

or a

combination of

the
following: (i) withholding

from the Optionee’s

wages or other cash

compensation paid to the

Optionee by the Company

and/or
the Employer; (ii)

withholding from the

shares of Common

Stock to be

delivered upon settlement

of the Stock

Option or other
awards granted to the Optionee

or (iii) permitting the Optionee

to tender to the Company

cash or, if allowed

by the Committee,
shares of Common Stock.
Depending on the withholding method, the Company may withhold or account for

Tax-Related Items by

considering applicable
statutory withholding rates

(as determined by

the Company in

good faith and

in its

sole discretion) or

other applicable withholding
rates, including

maximum applicable

rates, in which

case the Optionee

will receive a

refund of

any over-withheld

amount and
will have

no entitlement

to the

share equivalent.

If the

obligation

for Tax

-Related Items

is satisfied

by withholding

from the
shares of

Common Stock

to be

delivered upon

vesting of

the Stock

Option, for

tax purposes,

the Optionee

is deemed

to have
been issued the full number of shares of Common Stock subject to the Stock Option, notwithstanding that a number of shares of

Common Stock are

held back solely for

the purpose of paying

the Tax

-Related Items. The

Optionee will have

no further rights
with respect to any shares of Common Stock that are retained by the Company pursuant to this provision.
The Optionee agrees

to pay to

the Company or

the Employer any

amount of Tax-Related Items

that the Company

or the Employer
may be required

to withhold or account

for as a result

of the Optionee’s

participation in the Plan

that cannot be satisfied

by the
means previously described. The Company may refuse to issue or deliver shares of Common Stock or proceeds from the sale of
shares of

Common Stock

until arrangements

satisfactory to

the Company

have been

made in

connection with

the Tax

-Related
Items.
6.
Restrictive Covenants; Confidential Information; Work

Product
. The Optionee agrees to cooperate with the Company in
any way needed in order to comply with, or fulfill the terms of the Plan and this Grant document.

As a term and condition of
this Grant, Optionee agrees to the following terms:
a. I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect

such information

as confidential

to the

Company,

and not

to engage

in any

unauthorized use

or
disclosure of

such information

for so

long as

such information

qualifies as

Confidential Information.

I agree
that after my employment

with the Company terminates for any

reason, including “retirement” as that

term is
used in the

Plan, I will

not use or

disclose, directly or

indirectly,

Company Confidential

Information or trade
secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does

not prevent me

from filing a

complaint with a

government agency (including the

Securities
and Exchange Commission,

Department of Justice,

Equal Employment Opportunity

Commission and others)
or from

participating

in an

agency proceeding.

This document

also does

not prevent

me from

providing

an
agency with information, including

this document, unless

such information is

legally protected from disclosure
to third parties.

I do not need

prior company authorization to take these actions,

nor must I notify the

company
I have done so.
Also, as provided in 18

U.S.C. 1833(b), I cannot be

held criminally or civilly liable

under any federal or state
trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official,

either directly

or indirectly,

or to

an attorney,

solely for

the purpose

of reporting

or investigating

a
suspected violation

of law;

or (B) in

a complaint

or other

document filed

in a lawsuit

or other proceeding,

if
such filing is made under seal.
General Mills Confidential Information

means any non-public information

I create, receive, use or observe

in
the performance

of my

job at

General Mills,

including trade

secrets.

Examples of

Confidential Information
include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, customer,

vendor or partner client or contact lists, financial data,
technological

developments,

manufacturing

processes

and

specifications,

product

formulas,

ingredient
specifications, software code, and all other proprietary information which is not publicly available to others.
Prior

to

leaving

the

Company,

I

agree

to

return

all

materials

in

my

possession

containing

Confidential
Information,

as

well

as

all

other

documents

and

other

tangible

items

provided

to

me

by

General

Mills,

or
developed by me in connection with my employment with the Company.
b.
I

agree

to

promptly

tell

General

Mills

about

any

ideas,

concepts,

improvements,

designs,

inventions,
discoveries,

and

creative

works

(collectively,

“Work

Product”)

which

I

conceive

or

create

during

my
employment with General Mills which relate to General Mills’ businesses.
I further agree to immediately, automatically

and irrevocably assign, and hereby do assign, to General Mills any and all intellectual property rights in and to such Work

Product, and all such intellectual property rights
shall be solely and exclusively owned by General Mills.

“Intellectual property rights” means patent rights,
copyrights, trade secret rights, trade dress rights, trademark rights and all comparable rights throughout the
world.
During my employment with General Mills and anytime thereafter,

I will take all necessary steps, at General
Mills’ request and expense, but without further compensation to me, to execute any instruments necessary to
enable General Mills or General Mills’ nominee to register intellectual property rights throughout the world.

After I leave General Mills, I agree to help General Mills in every way possible in any government or legal
proceedings pertaining to any General Mills intellectual property rights.
c. [
This Section

6.c. does

not apply

to California,

Colorado, Minnesota,

and Washington

-based employees.
] I
agree that for one year after I leave the

Company, including retiring from the Company,

I will not work on any
product, brand category, process,

or service: (A)

on which

I worked,

or about which

I had

access to

Confidential
Information, in the year immediately preceding my termination

(including retirement) from General Mills, and
(B) which competes with General Mills products, brand categories, processes, or related services.

d.
I agree that

for one year

after I leave General

Mills, including retiring

from the Company,

I will refrain

from
directly or indirectly

soliciting Company employees

for the purpose of

hiring them or inducing

them to leave
their employment with the Company.
e.
I agree

that after I

leave General

Mills, including

retiring from

the Company,

I will

indefinitely refrain

from
using Company client or

contact lists, and

for two years

I will refrain

from soliciting the

Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the Grant, termination and forfeiture of any unvested or

un-exercised Options,

and/or required

payment to Company

of all

or a portion

of any

monetary gains

acquired by
Optionee

as a

result of

the Grant,

unless the

Grant vested

and

was settled

more

than

four (4)

years prior

to the

breach.

The
foregoing remedies

are in addition

to, and not

in lieu of

injunctive relief and/or

any other legal

or equitable remedies

available
under applicable law
7.
Nature of Grant . In accepting the Stock Option, the Optionee acknowledges and agrees that:
(a)
the

Plan

is

established

voluntarily

by

the

Company,

it

is

discretionary

in

nature

and

it

may

be

modified,
amended, suspended or

terminated by the

Company, in its sole

discretion, at any

time (subject to

any limitations
set forth in the Plan);
(b)
the grant of the Stock

Option is voluntary and occasional

and does not create any

contractual or other right to
receive future grants of stock options, or benefits in lieu

of stock options, even if stock options or other awards
have been granted in the past;
(c)
all decisions with respect to future awards, if any,

will be at the sole discretion of the Company;
(d)
the Optionee’s participation

in the Plan is voluntary;
(e)
the

Stock

Option

and

the

Optionee’s

participation

in

the

Plan

shall

not

create

a

right

to

employment

or

be
interpreted

as

forming

an

employment

contract

with

the

Company

or

any

of

its

Subsidiaries

or

affiliated
companies and shall not interfere with the ability of the Company or the Employer, as applicable, to terminate the Optionee’s employment relationship

(as otherwise may be permitted under local law);
(f) unless otherwise agreed with the Company, the Stock Option and any shares of Common Stock acquired upon vesting

and

exercise

of

the

Stock

Option,

and

the

income

from

and

value

of

same,

are

not

granted

as
consideration

for,

or

in connection

with,

any

service

the

Optionee

may

provide

as a

director

of

any of

any
Subsidiary or affiliate of the Company;
(g)
the Stock Option and any shares of Common Stock acquired

under the Plan and the income and value of

same,
are

not

part

of

normal

or

expected

compensation

for

purposes

of

calculating

any

severance,

resignation,
termination,

redundancy,

dismissal,

end-of-service

payments,

bonuses,

long-service

awards,

pension

or
retirement or welfare benefits

or similar payments and

in no event should be

considered as compensation for,
or relating

in any

way to,

past services

for the

Company,

the Employer

or any

Subsidiary or

affiliate of

the
Company;

(h) the future value of the shares of Common Stock underlying the Stock Option is unknown, indeterminable, and cannot be predicted with certainty;

(i)
if the underlying shares of Common Stock do not increase in value, the Stock

Option will have no value;

(j)
upon exercise

of the

Stock Option,

the value

of such

shares of

Common Stock

may increase

or decrease

in
value, even below the exercise price;

(k)
no claim or

entitlement to compensation

or damages shall

arise from

forfeiture of the

Stock Option resulting
from termination

of the

Optionee’s

employment (for

any reason

whatsoever and

whether or

not in

breach of
local labor

laws or

later found

invalid) and,

in consideration

of the

Stock Option,

the Optionee

agrees not

to
institute any claim against the Company or the Employer;
(l)
the Stock

Option and

the benefits

evidenced by

this Agreement

do not

create any

entitlement not

otherwise
specifically provided for in the Plan or provided by the Company in its discretion, to have the Stock Option or any

such

benefits

transferred

to,

or

assumed

by,

another

company,

nor

to

be

exchanged,

cashed

out

or
substituted for, in connection with any corporate

transaction affecting the shares of Common Stock; and
(m)
neither the Company nor

any of its

Subsidiaries or affiliated companies shall

be liable for any

foreign exchange
rate fluctuation between the

Optionee’s local currency and the

U.S. dollar that

may affect the value

of the Stock
Option or any amounts due to the Optionee pursuant to the exercise of the Stock Option or the subsequent sale of any shares of Common Stock acquired upon exercise of the Stock Option.
8.
Data Privacy .
If the Optionee

would like to

participate in the

Plan, the Optionee

will need to

review the

information provided
in this Section 8 and,

where applicable, declare

the Optionee’s

consent to the processing

of personal data by the

Company and
the third parties stated below.

If the

Optionee is

based in

the European

Union (“EU”),

European

Economic Area

(“EEA”) or

United Kingdom,

please note
that General

Mills, Inc. with

registered

address at

One General Mills

Boulevard,

Minneapolis, MN 55426

-1347, U.S.A., is

the
controller responsible

for the processing of the Optionee’s

personal data in connection with the Agreement

and the Plan.
(a)
Data Collection

and Usage.

The Company

collects, processes,

uses and

transfers certain

personally-identifiable
information

about

the

Optionee, specifically,

the

Optionee’s

name,

home

address

and

telephone

number,

email
address,

date of

birth, social

insurance, passport

number or

other identification

number,

salary,

nationality,

job
title,

any

shares

of

Stock

or

directorships

held

in

the

Company

or

any

affiliated

company,

details

of

all

Stock
Options

or

any

other

entitlement

to

shares

of

Stock

awarded,

canceled,

exercised,

settled,

vested,

unvested

or
outstanding in the Optionee’s favor,

which the Company receives from the Optionee or

the Employer (the “Data”).
The

Company

collects,

processes

and

uses

the

Data

for

the

purposes

of

performing

its

contractual

obligations
under

this Agreement,

implementing,

administering

and

managing the

Optionee’s

participation

in the

Plan and
facilitating compliance with applicable tax and securities law.

If the Optionee is based

in the EU, EEA or

United Kingdom, the legal

basis for the processing

of the Data by
the Company is

the necessity of

the processing

for the Company

to perform its

contractual obligations under
this

Agreement

and

the

Plan

and

the

Company’s

legitimate

business

interests

of

managing

the

Plan,
administering employee equity awards and

complying with its contractual and statutory obligations.

If the Optionee is

based in any other

jurisdiction, the legal basis

for the processing of the Data

by the Company
is the Optionee’s

consent as further described below.
(b)
Stock Plan Administration Service Providers.

The Company transfers Data to E*TRADE Financial Corporate
Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration

and management of the

Plan.

In the future, the

Company may select
a

different

service

provider,

which

will

in

a

similar

manner,

share

Data

with

such

service

provider.

The
Company’s

service provider

will maintain

an account

for the Optionee

to administer

the Stock

Options. The
processing

of

Data

will

take

place

through

both

electronic

and

non-electronic

means.

Data

will

only

be

accessible

by

those

individuals

requiring

access

to

it

for

purposes

of

implementing,

administering

and
operating the Plan.
(c)
International Data Transfers. The Company and its service providers are based in the United

States and India.
The Optionee’s

country or jurisdiction

may have different

data privacy laws

and protections

than the United
States and India.

An appropriate

level of protection

can be achieved

by implementing safeguards

such as the
Standard Contractual Clauses adopted by

the EU Commission.
If the Optionee is based in any other jurisdiction, the Data will be transferred from the Optionee’s jurisdiction
to the Company and

onward from the Company to any

of its service

providers based on the Optionee’s consent,
as further described below.
(d)
Data

Retention.

The

Company

will

use

the

Data

only

as

long

as

necessary

to

implement,

administer

and
manage the Optionee’s participation in the Plan, or as

required to comply with legal or

regulatory obligations,
including tax and securities

laws.

When the Company no

longer needs the Data,

the Company will remove

it
from its systems.

If the Company keeps data longer,

it would be to satisfy legal

or regulatory obligations and
the Company’s

legal basis would be relevant laws or regulations

(if the Optionee is in the EU, EEA or United
Kingdom) or the Optionee’s

consent (if the Optionee is outside the EU, EEA or United Kingdom).
(e)
Data Subject

Rights. The

Optionee may

have a

number of

rights under

data privacy

laws in

the Optionee’s
jurisdiction. Subject

to the

conditions set

out in

the applicable

law and

depending on

where the

Optionee is
based,

such

rights

may

include

the

right

to

(i)

request

access

to,

or

copies

of,

the

Data

processed

by

the
Company, (ii) rectification

of incorrect Data, (iii) deletion of Data, (iv) restrictions on the processing of Data,
(v) object to the processing of Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with
competent authorities in the

Optionee’s

jurisdiction, and/or to (viii)

receive a list with

the names and addresses
of any potential

recipients of Data.

To

receive clarification

regarding

these rights or to

exercise these rights,
the Optionee can contact HR Direct.
(f)
Necessary Disclosure

of Personal

Data. The Optionee

understands that providing

the Company with

Data is
necessary for

the performance

of the

Agreement

and that

the Optionee’s

refusal

to provide

the Data

would
make it impossible

for the Company

to perform its

contractual obligations and may

affect the Optionee’s ability
to participate in the Plan.
(g)
Declaration of

Consent (if

the Optionee

is outside

the EU,

EEA and

United Kingdom).

The Optionee

hereby
unambiguously

consents

to

the

collection,

use

and

transfer,

in

electronic

or

other

form,

of

the

Data,

as
described above and

in any other

grant materials, by

and among, as

applicable, the Employer,

the Company
and

any

affiliated

company

for

the

exclusive

purpose

of

implementing,

administering

and

managing

the
Optionee’s

participation in the Plan.

The Optionee understands that

the Optionee may,

at any time, refuse

or
withdraw the

consents

herein,

in any

case without

cost, by

contacting

HR Direct.

If the

Optionee

does not
consent or later seeks to

revoke the Optionee’s

consent, the Optionee’s

employment status or service

with the
Employer

will

not

be

affected;

the

Optionee’s

consequence

of

refusing

or

withdrawing

consent

is

that

the
Company

would

not

be

able

to

award

the

Stock

Options

to

the

Optionee

or

any

other

equity

award

to

the
Optionee

or

administer

or

maintain

such

awards.

Therefore,

the

Optionee

understands

that

refusing

or
withdrawing consent may affect the Optionee’s

ability to participate in the Plan. For more information

on the
consequences of refusal to consent or withdrawal of consent,

the Optionee should contact HR Direct.
9. Insider Trading; Market Abuse Laws . By participating in the Plan, the Optionee agrees to comply with the Company’s policy on insider trading (to

the extent that it is applicable

to the Optionee), the

Optionee further acknowledges that,

depending on the
Optionee’s

or his

or her

broker’s country

of residence

or where

the shares

of Common

Stock are

listed, the

Optionee may

be
subject to insider

trading restrictions and/or

market abuse laws

that may affect

the Optionee’s

ability to accept,

acquire, sell or
otherwise dispose

of shares

of Common

Stock, rights

to shares

of Common

Stock (e.g.,

stock options)

or rights

linked to

the
value

of

shares

of

Common

Stock,

during

such

times

the

Optionee

is considered

to

have

“inside

information”

regarding

the
Company as defined by

the laws or

regulations in the Optionee’s country. Local insider trading laws and regulations may

prohibit
the cancellation

or amendment

of orders

the Optionee

places before

he or

she possessed

inside information.

Furthermore, the
Optionee could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis)
and (ii)

“tipping” third

parties or

causing them

otherwise to

buy or

sell securities.

The Optionee

understands that

third parties
include fellow

employees. Any

restriction under

these laws or

regulations are

separate from and

in addition

to any restrictions
that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is the Optionee’s
responsibility to comply with any applicable restrictions, and that the Optionee should therefore consult the Optionee’s personal
advisor on this matter

10.
11.
Clawback
. This Award

is specifically made subject to the Company’s Executive

Compensation Clawback Policies.
Electronic Delivery
. The Optionee agrees, to the fullest extent

permitted by law, in lieu of receiving documents in paper format, to accept

electronic

delivery of

any

documents

that the

Company

and its

Subsidiaries

or affiliated

companies

may

deliver in
connection

with this

grant and

any other

grants offered

by the

Company,

including prospectuses,

grant notifications,

account
statements,

annual

or

quarterly

reports,

and

other

communications.

Electronic

delivery

of

a

document

may

be

made

via

the
Company’s email system or by reference to a

location on the Company’s intranet or website or

a website of the

Company’s agent
administering the Plan. By accepting this grant, whether electronically or otherwise, the Optionee hereby consents to participate in the Plan through such

system, intranet, or website, including but

not limited to the use

of electronic signatures or click-through
electronic acceptance of terms and conditions.
12. English Language
. The Optionee

acknowledges and agrees that

it is the Optionee’s

express intent that this

Agreement and the
Plan and

all other

documents, notices

and legal

proceedings entered

into, given

or instituted

pursuant to

the Stock

Option be
drawn

up

in

English.

To

the

extent

the

Optionee

has

been

provided

with

a

copy

of

this

Agreement,

the

Plan,

or

any

other
documents relating to

this Award

in a language

other than English,

the English language

documents will prevail

in case of any
ambiguities or divergences as a result of translation.
13. Addendum
.

Notwithstanding

any

provisions

in

this

Agreement,

the

Stock

Option

shall

be

subject

to

any

special

terms

and
conditions set forth in

the Country-Specific Addendum to

this Agreement (the

“Addendum”). Moreover, if the Optionee

transfers
to one of the countries included in such Addendum, the special terms and conditions for such country will apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or

facilitate the administration

of the Plan

(or the Company

may establish alternative

terms and conditions

as may be
necessary or advisable to accommodate the Optionee’s

transfer). The Addendum constitutes part of this Agreement.
14.
Not a

Public Offering
. The

award of

the Stock

Option is

not intended

to be

a public

offering

of securities

in the

Optionee’s
country

of

employment

(or

country

of

residence,

if

different).

The

Company

has

not

submitted

any

registration

statement,
prospectus or other filings with

the local securities authorities (unless

otherwise required under local

law), and the award of

the
Stock

Option

is not

subject

to

the

supervision

of the

local securities

authorities.

No

employee

of

the

Company

or

any

of

its
Subsidiaries

or

affiliated

companies

is

permitted

to

advise

the

Optionee

on

whether

he/she

should

participate

in

the

Plan.
Acquiring shares

of Common

Stock involves

a degree

of risk.

Before deciding

to participate

in the

Plan, the

Optionee should
carefully consider all risk factors

relevant to the acquisition of

shares of Common Stock under

the Plan and carefully review all
of the materials related

to the Stock Option and

the Plan. In addition, the

Optionee should consult with his/her

personal advisor
for professional investment advice.
15.
Repatriation;

Compliance

with Law
. The

Optionee

agrees to

repatriate

all payments

attributable

to the

shares of

Common
Stock and/or cash acquired

under the Plan in

accordance with applicable foreign

exchange rules and regulations

in the Optionee’s
country of employment (and

country of residence, if different).

In addition, the Optionee agrees

to take any and all actions,

and
consent to any and all actions taken by the Company and

any of its Subsidiaries and affiliated companies, as may

be required to
allow the

Company and

any of its

Subsidiaries and

affiliated companies

to comply

with local

laws, rules

and/or regulations

in
the Optionee’s

country of employment

(and country

of residence, if

different). Finally,

the Optionee agrees

to take any

and all
actions as may

be required to comply

with the Optionee’s

personal obligations under

local laws, rules and/or

regulations in the
Optionee’s country of employment

and country of residence, if different).
16.
Imposition

of

Other

Requirements.
The

Company

reserves

the

right

to

impose

other

requirements

on

the

Optionee’s
participation in

the Plan,

on the

Stock Option,

and on

any shares

of Common

Stock acquired

under the

Plan, to

the extent

the
Company

determines it

is necessary

or advisable

for

legal or

administrative

reasons,

and to

require

the Optionee

to sign

any
additional agreements or undertakings that may be necessary to accomplish the foregoing.
17. Committee’s Powers.
No provision contained in this Agreement shall in any way terminate, modify or alter,

or be construed or
interpreted as terminating, modifying or

altering any of the powers, rights or

authority vested in the Committee or,

to the extent
delegated, in its delegate,

pursuant to the terms

of the Plan or

resolutions adopted in furtherance

of the Plan, including,

without
limitation, the

right to

make certain

determinations and

elections with

respect to

the Stock

Option. Any

dispute regarding

the
interpretation of this Agreement

or the terms of the

Plan shall be submitted to

the Committee or its delegate

who shall have the
discretionary

authority

to

construe

the

terms

of

this

Agreement,

the

Plan,

and

all

documents

ancillary

to

this

Award.

The
decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to
its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the
Plan or Award

to the U.S. Employee Retirement Income Security Act.

18.
Binding Effect.

This Agreement shall be binding upon

and inure to the benefit

of any successors to the Company

and all persons
lawfully claiming under the Optionee.
19.
Governing Law and

Forum
. Without limiting

the effect of

section 16, this

Agreement shall be governed

by,

and construed in
accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
20.
Severability
. The provisions

of this Agreement are

severable and if any

one or more

of the provisions

are determined to

be illegal
or otherwise unenforceable, in

whole or in part,

the Agreement shall be reformed

and construed so that it would

be enforceable
to the maximum extent legally possible, and

if it cannot be so

reformed and construed, as if such

unenforceable provision, or part
thereof, had never been contained herein.
21. Waiver
. The waiver

by the Company

with respect to

Optionee’s

(or any other

participant’s)

compliance with

any provision of
this Agreement

shall not

operate or

be construed

as a

waiver of

any other

provision of

this Agreement,

or of

any subsequent
breach by such party of a provision of this Agreement
A copy

of the

Plan and

the Prospectus

to the

General Mills,

Inc. 2022

Stock Compensation

Plan is

available on

G&Me by

searching
“2022 Stock Compensation

Plan”.

A copy of the

Company’s latest

Annual Report on

Form 10-K is

also available on

the Company’s
website at www.generalmills.com

under Investor Information/Annual Reports.

GENERAL MILLS, INC.